<Normal>                               AMENDMENT NO. 1

<Normal>                                     TO

<Normal>               MANAGEMENT INFORMATION REIMBURSEMENT
AGREEMENT

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<Normal>     This Amendment No. 1, dated as of October 31, 1994,
to Management Information Reimbursement Agreement (the "Agreement"), dated as of June 23, 1992, is by and among The
Stop & Shop Supermarket Company, a Delaware corporation ("Supermarkets"), The Stop & Shop Companies, Inc., a Delaware corporation ("Stop & Shop"), S & S Credit Co., Inc., a Delaware corporation ("S & S Credit Co."), Bradlees Stores, Inc. (as successor to Bradlees Administrative Co., Inc.), a Massachusetts corporation ("Buyer"), and Bradlees, Inc., a Massachusetts corporation ("Parent" and, together with Buyer, "Payors"). All capitalized terms used herein shall have the same meaning as set forth in the Agreement.

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<Normal>                                 RECITALS

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<Normal>     WHEREAS, pursuant to the terms of the Agreement
Stop & Shop is required to transfer to Payors certain Parallel
Systems or to continue to provide such service to Payors; and

<Normal>     WHEREAS, the Parallel Systems include the payroll
personnel system ("Existing Payroll System") and certain related services to support such Existing Payroll System (the
"Services") which Stop & Shop is currently providing to Payors;
and

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<Normal>     WHEREAS, Payors desire to install their own payroll
personnel system ("New Payroll System") independently of Stop &
Shop.

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<Normal>     NOW, THEREFORE, in consideration of the premises
and the mutual undertakings set forth herein, Stop & Shop, Supermarkets, S & S Credit Co. and Payors hereby agree as follows:

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<Normal>     1.  Stop & Shop shall not be required to install a
New Payroll System for Payors. However, Stop & Shop and Payors shall assist each other in any installation, operation and maintenance of a New Payroll System by collaborating in areas as mutually agreed upon by Stop & Shop and Payors and providing information to each other obtained about or derived from the New Payroll System.

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<Normal>     2.  Until Buyer or Parent has notified Stop & Shop
that installation and testing of the New Payroll System is complete and that use of the Existing Payroll System and Services is no longer required, Stop & Shop shall continue to provide the Existing Payroll System and Services to Payors pursuant to the terms of the Agreement. The provision of the Existing Payroll System and Services by Stop & Shop may be modified by the terms of Paragraphs 5 and 6 below.

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<Normal>     3.  At Payors' sole discretion, Buyer or Parent
shall give to Stop & Shop ninety (90) days written notice of the date that the Existing Payroll System and Services are no longer required. Upon the first full month following the end of such 90-day notice period, Stop & Shop shall bear all costs related to the Existing Payroll System, including but not limited to all Expenditures.

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<Normal>     4.  Payors shall not be required to pay any Exit
Expenditures incurred with respect to Payors' transfer to the New Payroll System.

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<Normal>     5.  If Payors become the sole user of the Existing
Payroll System and Services, then upon ninety (90) days written notice from Stop & Shop of such event, Stop & Shop shall provide the Existing Payroll System and Services to Payors for a period (as determined by Payors in their sole discretion) of up to one
(1) year from the end of the 90-day notice period. Upon becoming the sole user of the Existing Payroll System and upon the end of such 90-day notice period, Payors shall reimburse
Stop & Shop for all costs related to the Existing Payroll System.

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<Normal>     6.  If Payors require the continued use of the
Existing Payroll System and Services beyond the end of the one-year term described in Paragraph 5 above, then Buyer or Parent shall give to Stop & Shop ninety (90) days notice prior to the end of such one-year term. Upon receipt of such notice, Stop & Shop and Payors shall use reasonable efforts to agree upon the continuation of Payors' use of the Existing Payroll System and Services; provided that Stop & Shop at its sole discretion may limit such continuation to six (6) months beyond the initial one-year period.

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<Normal>     7.  At any time upon sixty (60) days prior notice
to Stop & Shop, Stop & Shop shall provide to Payors at no cost with respect to the Existing Payroll System and Services all existing software, existing documentation and existing data, if any, then in the possession of Stop & Shop, which Stop & Shop has the ability to transfer to Payors pursuant to existing agreements or by operation of law, AND SUCH SOFTWARE, DOCUMENTATION AND DATA SHALL BE PROVIDED TO PAYORS "AS IS" WITHOUT ANY WARRANTY OR REPRESENTATION, EITHER EXPRESS OR IMPLIED, WRITTEN OR ORAL, WITH RESPECT TO SUCH SOFTWARE, DOCUMENTATION AND DATA OR ANY COMPONENT THEREOF, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY AS TO DESIGN, COMPLIANCE WITH SPECIFICATIONS, QUALITY OF MATERIALS OR WORKMANSHIP, MERCHANTABILITY, FITNESS FOR ANY PURPOSE, USE OR OPERATION, SAFETY, PATENT, TRADEMARK OR COPYRIGHT INFRINGEMENT OR TITLE; provided, however, that Stop & Shop shall provide to Payors any and all third party warranties, rights and licenses, and a royalty-free perpetual license to the Owned Rights as specified in the Agreement, which Stop & Shop may then possess which Stop & Shop has the ability to transfer to Payors pursuant to existing agreements or by operation of law.

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<Normal>8.     To the extent that any provisions of this
Amendment No. 1 are inconsistent with the terms and conditions of the Agreement, the provisions of this Amendment No. 1 shall prevail.

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<Normal>       IN WITNESS WHEREOF, the parties hereto have
caused this Amendment No. 1 to be duly executed as of the date first above written.

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<Normal>THE STOP & SHOP SUPERMARKET COMPANY

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<Normal>By:  /s/ Peter M. Phillipes

<Normal>Name:  Peter M. Phillipes

<Normal>Title:  Senior Vice President

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<Normal>THE STOP & SHOP COMPANIES, INC.

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<Normal>By:  /s/ Peter M. Phillipes

<Normal>Name:  Peter M. Phillipes

<Normal>Title:  Senior Vice President

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<Normal>S & S CREDIT CO., INC.

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<Normal>By:  /s/ Peter M. Phillipes

<Normal>Name:  Peter M. Phillipes

<Normal>Title:  Senior Vice President

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<Normal>BRADLEES, INC.

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<Normal>By:  /s/ Stephen A. Feldman

<Normal>Name:  Stephen A. Feldman

<Normal>Title:  Senior Vice President and Chief Financial Officer

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<Normal>BRADLEES STORES, INC. (As Successor to

<Normal>  Bradlees Administrative Co., Inc.)

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<Normal>By: /s/ Stephen A. Feldman

<Normal>Name:  Stephen A. Feldman

<Normal>Title:  Vice President

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<Normal>h/systems/miramen.sam

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